UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



          Date of report (Date of earliest event reported)    MAY 16, 2003
                                                          ----------------------



                            PATRICK INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)

          INDIANA                        0-3922                   35-1057796
 -----------------------------      ---------------------   --------------------
  (State or other jurisdiction         (Commission            (IRS Employer
       of incorporation)               File Number)       Identification Number)


       1800 SOUTH 14TH STREET, P.O. BOX 638, ELKHART, INDIANA)         46515
  ---------------------------------------------------------------     ----------
               (Address of Principal Executive Offices)               (Zip Code)

        Registrant's Telephone Number, including area code (574) 294-7511
                                                          ----------------------


                                 NOT APPLICABLE
 -------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits:

                  Exhibit Number    Description
                  --------------    -----------

                  99.1 Press Release dated May 16, 2003 announcing suspension of quarterly dividend.

ITEM 9.  REGULATION FD DISCLOSURE

                  The following information is furnished pursuant to Item 9, "Regulation FD Disclosure" and Item 12, "Disclosure of Results of Operations and Financial Condition."

                  On May 16, 2003, Patrick Industries, Inc. issued a press release announcing that due to general economic and industry conditions, the Board of Directors has suspended the quarterly cash dividend. A copy of the press release is filed herewith as Exhibit 99.1 and hereby incorporated by reference.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  PATRICK INDUSTRIES, INC.
                                                        (Registrant)




DATE MAY 19, 2003                             BY /s/ Andy L. Nemeth
     ------------                               --------------------------------
                                                     Andy L. Nemeth
                                                    (Secretary-Treasurer)
                                                    (Chief Financial Officer)